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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549


                                    FORM 8-K



                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                         July 23, 2004 (July 22, 2004)



                             AMC ENTERTAINMENT INC.
             (Exact name of registrant as specified in its charter)


              DELAWARE                  1-8747              43-1304369
  (State or other jurisdiction of    (Commission          (IRS Employer
           incorporation)            File Number)       Identification No.)



                   920 MAIN STREET                          64105
                KANSAS CITY, MISSOURI
       (Address of principal executive offices)           (Zip Code)


               Registrant's telephone number, including area code
                                 (816) 221-4000


                                 Not Applicable
         (Former name or former address, if changed since last report.)

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ITEM 5.           OTHER EVENTS.

         On July 22, 2004, AMC Entertainment Inc. (the "Company") entered into an agreement and plan of merger (the "Merger Agreement") with Marquee Holdings Inc. ("Holdings") and Marquee Inc., a direct wholly owned subsidiary of Holdings ("Marquee"). Holdings is owned by affiliates of J.P. Morgan Partners ("JPMP") and Apollo Management L.P. ("Apollo"). A copy of the Merger Agreement is attached as Exhibit 2.1 hereto and is incorporated herein by reference.

         In connection with the execution of the Merger Agreement, the Company, Apollo Management IV, L.P., Apollo Management V, L.P. and certain stockholders of the Company affiliated with Apollo have entered into a consent and voting agreement dated as of July 22, 2004 (the "Apollo Consent and Voting Agreement"), pursuant to which such stockholders have agreed, subject to the terms and conditions contained therein, to consent to the transactions contemplated by the Merger Agreement and to vote all of their shares of Company common stock in favor of adoption of the Merger Agreement. The Apollo Consent and Voting Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         In addition, in connection with the execution of the Merger Agreement, the Company and the Durwood Voting Trust (the "Trust") have entered into a voting agreement and irrevocable proxy, dated as of July 22, 2004 (the "Trust Voting Agreement"), pursuant to which the Trust has agreed, subject to the terms and conditions contained therein, to vote its shares of capital stock of the Company in favor of adoption of the Merger Agreement. The Trust Voting Agreement is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

         The equity financing necessary for the transactions contemplated by the Merger Agreement has been fully committed by JPMP, through J.P. Morgan Partners (BHCA), L.P., and Apollo, through Apollo Investment Fund V, L.P., pursuant to the terms and subject to the conditions of a commitment letter, dated as of July 22, 2004, entered into by and among J.P. Morgan Partners
(BHCA), L.P., Apollo Investment Fund V, L.P. and Holdings (the "Equity Commitment Letter"). The Equity Commitment Letter is attached hereto as Exhibit
99.3 and is incorporated herein by reference.

         The debt financing necessary for the transactions contemplated by the Merger Agreement has been fully committed by J.P. Morgan Securities Inc., JPMorgan Chase Bank, Citigroup Global Markets Inc. and Citigroup North America, Inc. (together, the "Lenders") pursuant to the terms and subject to the conditions of a commitment letter and the attached Summary of Terms and Conditions (the "Debt Commitment Letter"), dated as of July 22, 2004, entered into by and among the Lenders, Holdings and Marquee. The Debt Commitment Letter is attached hereto as Exhibit 99.4 and is incorporated herein by reference.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


Exhibit No.                                                           Exhibit

         2.1      Agreement and Plan of Merger, dated as of              2.1
                  July 22, 2004, by and among Marquee
                  Holdings Inc., Marquee Inc. and AMC
                  Entertainment Inc.
                                                                       99.1
         99.1 Consent and Voting Agreement, dated as of July 22, 2004, by and among Apollo
                  Management IV, L.P., Apollo Management V,
                  L.P., the stockholders named therein and AMC Entertainment Inc.

         99.2     Voting Agreement and Irrevocable Proxy,              99.2
                  dated as of July 22, 2004, by and between the Durwood Voting Trust and AMC
                  Entertainment Inc.

         99.3     Letter Agreement, dated as of July 22,               99.3
                  2004, J.P. Morgan Partners (BHCA), L.P.,
                  Apollo Investment Fund V, L.P. and Marquee
                  Holdings Inc.

         99.4     Commitment Letter and Summary of Terms and           99.4
                  Conditions, dated as of July 22, 2004,
                  J.P. Morgan Securities Inc., JPMorgan
                  Chase Bank, Citigroup Global Markets Inc.,
                  Citigroup North America, Inc., Marquee
                  Holdings Inc. and Marquee Inc.




                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 23, 2004                AMC ENTERTAINMENT INC.

                                    /s/ Craig R. Ramsey
                                    --------------------------
                                    Craig R. Ramsey
                                    Executive Vice President
                                    and Chief Financial Officer



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


Exhibit No.                                                           Exhibit

         2.1      Agreement and Plan of Merger, dated as of              2.1
                  July 22, 2004, by and among Marquee
                  Holdings Inc., Marquee Inc. and AMC
                  Entertainment Inc.
                                                                       99.1
         99.1 Consent and Voting Agreement, dated as of July 22, 2004, by and among Apollo
                  Management IV, L.P., Apollo Management V,
                  L.P., the stockholders named therein and AMC Entertainment Inc.

         99.2     Voting Agreement and Irrevocable Proxy,              99.2
                  dated as of July 22, 2004, by and between the Durwood Voting Trust and AMC
                  Entertainment Inc.

         99.3     Letter Agreement, dated as of July 22,               99.3
                  2004, J.P. Morgan Partners (BHCA), L.P.,
                  Apollo Investment Fund V, L.P. and Marquee
                  Holdings Inc.

         99.4     Commitment Letter and Summary of Terms and           99.4
                  Conditions, dated as of July 22, 2004,
                  J.P. Morgan Securities Inc., JPMorgan
                  Chase Bank, Citigroup Global Markets Inc.,
                  Citigroup North America, Inc., Marquee
                  Holdings Inc. and Marquee Inc.